                                                                   EXHIBIT 10.27

                                LOAN AGREEMENT
                                --------------


     THIS LOAN AGREEMENT ("Agreement") dated as of the 25th day of January, 1999 is made and entered into on the terms and conditions hereinafter set forth, by and among AIRTRAN HOLDINGS, INC., a Nevada corporation ("Debtor" or the "Company"), and TIMOTHY P. FLYNN, MAURICE J. GALLAGHER, JR., LEWIS H. JORDAN and ROBERT L. PRIDDY (referred to herein individually as a "Lender" or collectively as the "Lenders").


                                   RECITALS
                                   --------

     WHEREAS, Debtor is the defendant in a pending class action lawsuit in the United States District Court for the Northern District of Georgia, Atlanta Division entitled In re: ValuJet, Inc. Securities Litigation (the "Action") in
                  ------------------------------------------
which each Lender has been individually named as a defendant; and

     WHEREAS, Debtor and the Lenders are desirous of settling the Action on the basis of a payment of $2.5 million in cash and $2.5 million in stock of Debtor; and

     WHEREAS, Debtor has heretofore agreed to indemnify the Lenders and hold them harmless from any cost or expense attributable to the Action; and

     WHEREAS, the Lenders, and each of them, have at all times denied, and continue to deny, that they have committed any wrongful act or violation of law or duty of any nature; and

     WHEREAS, the Debtor is seeking, and the Lenders have agreed to provide, a loan commitment to Debtor to encourage Debtor to consummate the proposed settlement of the Action; and

     WHEREAS, upon request of Debtor as set forth herein, the Lenders shall make available to Debtor a term loan in a principal amount of up to One Million and no/100ths Dollars ($1,000,000.00) (the "Loan") on the terms and conditions hereinafter set forth, and for the purpose hereinafter set forth; and

     WHEREAS, in order to induce the Lenders to make the Loan to Debtor, Debtor has made certain representations to Lenders; and

     WHEREAS, the Lenders, in reliance upon the representations and inducements of Debtor, have agreed to make the Loan upon the terms and conditions hereinafter set forth.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the agreement of Lenders to make the Loan, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Lenders hereby agree as follows:

                                   SECTION 1

                                   THE LOAN

     1.1  Funding of Loan.  At any time prior to April 15, 1999, Debtor may
          ---------------
request Lenders to advance to Debtor the principal amount of the Loan by written notice to Lenders accompanied by (i) evidence reasonably satisfactory to the Lenders that the Action has been settled and that all Lenders have been released from liability in connection therewith, and (ii) an executed promissory note as set forth in Section 1.2 hereof. Within ten (10) days after receipt of such request accompanied by such evidence and promissory note, the Lenders shall advance the amount requested by Debtor, up to but not in excess of the Loan amount. The Loan shall be funded in the following proportions: Flynn - 25%, Gallagher - 25%, Jordan - 25% and Priddy - 25%. No Lender shall be liable for the default by any other Lender in funding his respective portion of the Loan.

     1.2  Evidence of Loan Indebtedness and Repayment.  Subject to the terms and
          -------------------------------------------
conditions hereof, the Lenders shall make the Loan to Debtor as herein provided. The Loan from each Lender shall be evidenced by a Promissory Note in the original principal amount of the amount of the Loan funded by such Lender which promissory note shall be substantially in the form of Exhibit A attached hereto and incorporated herein by this reference (the "Note" or the "Promissory Note"). The Loan shall be payable in accordance with the terms of the Note. Unless a Note has previously been paid in full, such Note shall be convertible, at the option of each Lender, into shares of the common stock, $.001 par value per share (the "Common Stock") of Debtor as provided in the Note. The Note, this Agreement and any other instruments and documents executed by Debtor now or hereafter evidencing or in any way related to the indebtedness evidenced by the Note are herein individually referred to as a "Loan Document" and collectively referred to as the "Loan Documents."

     1.3  Termination of Loan Commitment.  To the extent the Debtor has not
          ------------------------------
requested Lenders to advance the full amount of the Loan by April 15, 1999, the commitment by the Lenders to fund the balance of the Loan shall expire as of April 15, 1999.

     1.4  Partial Prepayment.  Debtor may prepay the indebtedness evidenced by
          ------------------
the Note in whole or in part at any time and from time to time without premium or penalty.

     1.5  Purpose of Loan and Use of Proceeds.  The purpose of the Loan shall be
          -----------------------------------
to provide working capital to Debtor.

     1.6  Further Documents.  Debtor agrees, on request of Lenders, at any time
          -----------------
and from time to time to execute or join with Lenders in the execution and filing of additional documents in the form and content reasonably required by Lenders to effectuate the terms of this Agreement.

                                   SECTION 2

                        REPRESENTATIONS AND WARRANTIES

     To induce the Lenders to enter into this Agreement, the Debtor represents and warrants to the Lenders, as of the date hereof, as follows:

     2.1  Organization and Standing; Certificate and By-Laws.  The Company is a
          --------------------------------------------------
corporation duly organized and existing under, and by virtue of, the laws of the State of Nevada and is in good standing under such laws. The Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.

     2.2  Corporate Power.  The Company has all requisite legal and corporate
          ---------------
power and authority to execute and deliver the Loan Documents and to carry out and perform its obligations under the terms of this Agreement.

     2.3  Authorization and Enforceability.  All corporate action on the part of
          --------------------------------
the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of the Loan Documents by the Company, and the performance of all of the Company's obligations hereunder have been taken. This Agreement, as well as each of the other Loan Documents, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms.

     2.4  Consents and Approvals.  As of the date hereof, the Company has
          ----------------------
obtained, in form and substance acceptable to Lenders, the waiver, consent and approval (i) of all persons or entities whose waiver, consent or approval is required and material for the Company to consummate its obligations with respect to the transactions contemplated by this Agreement; (ii) of any person or entity which is required by any material agreement, lease, instrument, arrangement, judgment, decree, order or license to which the Company is a party or subject as of the date hereof, and which would prohibit such transactions, or require the waiver, consent or approval of any person to such transactions; or (iii) under any material agreement, lease, instrument, arrangement, judgment, decree, order or license under which, without such waiver, consent or approval, such transactions would constitute an occurrence of a breach or a default, result in the acceleration of any material obligation thereunder, or give rise to a right of any party thereto to terminate its obligations thereunder.

     2.5  Bankruptcy.  Neither the Company nor any entities affiliated, related
          ----------
or controlled by the Company, has filed a petition or request for reorganization or protection or relief under the bankruptcy laws of the United States or any state or territory thereof; made any general assignment for the benefit of creditors; or consented to the appointment of a receiver or trustee, including a custodian under the United States bankruptcy laws, whether such receiver or trustee is appointed in a voluntary or involuntary proceeding which has not been discharged prior to the date hereof.

     2.6  Stock.  Unless a Note is earlier paid in full, the shares of Common
          -----
Stock that may be issued upon conversion of such Note have been duly and validly reserved and, when issued in compliance with the provisions of such Note, will be validly issued, fully paid and nonassessable, and will be free of any liens, claims, charges, encumbrances, voting proxies or voting agreements, other than those agreed to by the Lender holding such Note and those imposed by federal and applicable state securities laws.


                                   SECTION 3

                         REGISTRATION OF COMMON STOCK

     3.1  Registration of Shares.  In the event any Common Stock is issued to
          ----------------------
any Lender upon conversion of a Note, the Company will promptly:

          (a) prepare and within 45 days after the date of such issuance file with the Securities and Exchange Commission a registration statement with respect to such Common Stock and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to Lenders copies of all such documents proposed to be filed):

          (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than four (4) months, or
(ii) such shorter period as will terminate when all of the Common Stock covered by such registration statement has been disposed of in accordance with the intended methods of disposition by the seller thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and the Company will comply with the provisions of the Securities Act of 1933, as amended (the "Securities Act") with respect to the disposition of all Common Stock covered by such registration statement so long as such registration statement remains in effect or until such earlier time as all of such Common Stock has been disposed of in accordance with the intended methods of disposition by the seller thereof set forth in such registration statement;

          (c) furnish to Lenders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as the Lenders may reasonably request in order to facilitate the disposition of the Common Stock;

          (d) notify the Lenders at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event (a "Changing Event") as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made, and, at the request of any Lender, the Company will as soon as possible prepare and furnish to such seller (a "Correction Event") a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Common Stock, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances under which they were made;

          (e) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission; and

          (f) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order.

     As a condition to the Company's obligations under this Item, each Lender receiving Common Stock upon conversion of a Note shall furnish the Company with such information regarding such seller and the distribution of the Common Stock as the Company may from time to time reasonably request in writing. Each Lender agrees that, upon receipt of any notice from the Company of the happening of any Changing Event as described above, such Lender will forthwith discontinue the disposition of the Common Stock pursuant to the registration statement until such Lender's receipt of the copies of a supplemented or amended prospectus as contemplated by paragraph (d) above.

     After the registration statement covering the Common Stock has been declared effective by the Securities and Exchange Commission and so long as said registration statement remains effective, the Company shall cause its transfer agent to effect the transfer of the Lender's Common Stock to purchasers thereof in the public market in accordance with the request of such Lender or its agent provided that such Lender provides to the Company or its counsel evidence that such Common Stock has been sold and that the prospectus constituting a part of such registration statement shall have been delivered to such purchasers.

     3.2  Registration Expenses.  All actual expenses incident to the Company's
          ---------------------
performance of or compliance with Section 3.1 of this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants and other persons retained by the Company in connection therewith (all such expenses being herein called "Registration Expenses") will be borne by the Company. The Company will also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review and the expense of any liability insurance.

     3.3  Indemnification.
          ---------------

          (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, the Lenders against any losses, claims, damages, liabilities, joint or several, to which the Lenders may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse the Lenders for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by a Lender expressly for use therein or by a Lender's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Lenders with sufficient number of copies of the same.

          (b) The Lenders will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, the Lenders will indemnify and hold harmless the Company, its directors and officers and each other person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which the Company or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) or expenses arise out of or are based upon (i) the purchase or sale of Common Stock during any period beginning upon a Changing Event (as defined in Section 3.2) and ending on a Correction Event (as defined in Section 3.2), provided the Lenders received proper written notice of such Changing Event pursuant to such paragraph, (ii) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, or (iii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but, with respect to clauses (ii) and (iii) above, only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by the Lenders expressly for use therein, and the Lenders will reimburse the Company and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding.

          (c) Any person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person's right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. Such indemnifying party shall not, however, enter into any settlement with a party without obtaining an unconditional release of each indemnified party by such party with respect to any and all claims against each indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim.


                                   SECTION 4

                                    DEFAULT

     The occurrence of one or more of the following events shall, at the option of Lenders, constitute an "Event of Default" hereunder:

     (a) if Debtor defaults in the payment of the Note or any installment thereof or interest thereon or any other payment due Lenders within five (5) days after its due date;

     (b) if any warranty or representation of Company contained herein shall be materially false or misleading when made;

     (c) if Company shall (i) cease to do business as a going concern, (ii) generally fail to meet its obligations as they mature, (iii) file a petition or request for reorganization or protection or relief under the bankruptcy laws of the United States or any state or territory thereof, (iv) make any general assignment for the benefit of creditors, (v) consent to the appointment of a receiver or trustee, including a custodian under the United States bankruptcy laws, whether such receiver or trustee is appointed in a voluntary or involuntary proceeding, or (vi) permit a request or petition for liquidation, reorganization or other relief under the bankruptcy laws of the United States, or any state thereof, or any other type of insolvency proceedings, to not be vacated or dismissed within sixty (60) days of such event under the bankruptcy laws of the United States or any state or territory thereof, whether such filing or petition is voluntary or involuntary; or

     (d) a default occurs herein or in the Note, any other Loan Document or any agreement executed pursuant thereto or in connection therewith, or if Company fails to perform or keep any of the other covenants, agreements or warranties contained herein or therein and fails to cure same within ten (10) business days of notice from Lenders to cure, unless a shorter or longer time period is expressly specified for any particular covenant.

     Upon the occurrence of any Event of Default as defined above, at Lenders' option, the entire unpaid principal balance of the Note, together with all accrued and unpaid interest thereon and all other indebtedness secured hereby shall immediately become due and payable, without notice or demand, and Lenders shall have all of the rights and remedies stated in this Agreement or other documents which now or hereafter evidences the Loan evidenced by the Note. Such rights and remedies shall be cumulative, and the exercise of any right or remedy shall not preclude the exercise of any other right or remedy.


                                   SECTION 5

                             DELIVERIES AT CLOSING

     The following deliveries shall be made, for or on behalf of the Company, contemporaneously with the execution of this Agreement:

     (a) all other documents required to be executed and delivered in connection herewith;

     (b)  any consents or approvals required pursuant to this Agreement; and

     (c) such other documents as the Lenders may reasonably request, in form and substance reasonably satisfactory to the Lenders' counsel.


                                   SECTION 6

                               WAIVER OF BREACH

     No delay or failure on the part of Lenders to exercise any right or remedy accruing to Lenders hereunder or under the Note upon any default or breach by Company of any covenant, condition or provision hereof shall be held to be an abandonment thereof, and no delay on the part of Lenders in exercising any of its rights or remedies shall preclude Lenders from the exercise thereof at any time during the continuance of any default or breach, nor shall any waiver of a single default or breach be deemed a waiver of any subsequent default or breach. All waivers under this Agreement must be in writing. Lenders may enforce any one or more remedies hereunder successively or concurrently, at their option.

                                   SECTION 7

                                APPLICABLE LAW

     All acts, agreements, certificates, assignments, transfers and transactions hereunder, and all rights of the parties hereto, shall be governed as to validity, enforcement, interpretation, construction, effect and in all other respects by the laws and decisions of the State of Nevada.



                                   SECTION 8

                                    NOTICES

     All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given: (i) upon delivery if delivered by hand or by telecopy (receipt confirmed), or (ii) if mailed, by United States certified or registered mail, prepaid, and three business days shall have elapsed after the same shall have been mailed to the parties, or
(iii) on the date following the day sent by a reputable express air courier service guaranteeing next day delivery, when addressed as follows:

           As to Lenders:
           -------------

           Timothy P. Flynn
           Maurice J. Gallagher, Jr.
           3291 N. Buffalo Drive
           Suite 8
           Las Vegas, Nevada  89129
           Fax:  (702) 256-7209

           Lewis H. Jordan
           610 Wingspread
           Peachtree City, Georgia  30269
           Fax: (770) 486-1617

           Robert L. Priddy
           4938 St. Charles Avenue
           New Orleans, Louisiana  70115
           Fax: (504) 895-1284

     As to Debtor:
     ------------

           AirTran Holdings, Inc.
           9955 AirTran Boulevard
           Orlando, Florida  32827
           Attn: Leslie C. Head, Esq.
           Fax:  (407) 251-5567


     With a copy to:
     --------------

           Robert B. Goldberg, Esq.
           Ellis, Funk, Goldberg, Labovitz & Dokson, P.C.
           One Securities Centre
           Suite 400
           3490 Piedmont Road
           Atlanta, Georgia   30305
           Fax:  (404) 233-2188


     Any party may change its address for notices by giving the other a notice of address change no later than ten (10) days in advance of the effective date of the change of address.



                                   SECTION 9

                                    GENERAL

     9.1 This Agreement together with the Note supersedes all prior agreements and negotiations between Lenders and Company relating hereto.

     9.2 No amendment hereto shall be valid unless in a writing duly executed by Lenders and Debtor.

     9.3 This Agreement shall benefit and bind the successors and assigns of the parties, but Debtor may not assign this Agreement. Lenders may freely assign their interest in the Note, in whole or in part, at any time. The section titles herein are for convenience only and do not define, limit or construe the contents of such sections.

     9.4 Simultaneously herewith, the Company will pay all reasonable documented costs and expenses actually incurred by the Lenders in connection with the preparation and execution of the Loan Documents. In addition, the Company will pay all taxes and recording expenses, including all intangible and stamp taxes, if any, all fees and commissions due to brokers in connection with this transaction at closing, and all reasonable legal fees of outside counsel for Lenders. All amounts hereunder shall be due upon demand, and shall be an Event of Default if not paid within thirty (30) days following the date on which notice is deemed given by Lenders.

     9.5 In the event that Lenders employ legal counsel after default with respect to any action or proceeding relating to the maintenance, enforcement or defense of this Agreement, or in the relationship created hereby or any and all rights of Lenders hereunder, all reasonable, documented attorneys' fees actually incurred by Lenders arising from such services and any reasonable expenses, costs and charges relating thereto shall constitute additional obligations of Company secured hereby, payable on demand.

     9.6 If Company fails to perform any obligation under this Agreement, Lenders may, at their option, perform such obligation or cause it to be performed by others, and any reasonable cost or expense incurred or funds advanced by Lenders for such purposes shall be immediately paid by Company to Lenders on demand. Any such sum shall, at Lenders' option, bear simple interest after demand at the rate set forth in the Note, or such lesser rate as Lenders shall designate. All amounts hereunder shall be due upon demand, and shall be an Event of Default if not paid within thirty (30) days following the date on which notice is deemed given by Lenders.



                        [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                             AIRTRAN HOLDINGS,INC.,
                                             Debtor



                                             By:________________________________

                                             Title:_____________________________

                                                      (CORPORATE SEAL)


                                             _____________________________(SEAL)
                                             TIMOTHY P. FLYNN, Lender


                                             _____________________________(SEAL)
                                             MAURICE J. GALLAGHER, JR., Lender


                                             _____________________________(SEAL)
                                             LEWIS H. JORDAN, Lender


                                             _____________________________(SEAL)
                                             ROBERT L. PRIDDY, Lender

                                  EXHIBIT "A"

                                PROMISSORY NOTE

$250,000.00                                                  _____________, 1999


     FOR VALUE RECEIVED, AirTran Holdings, Inc., a Nevada corporation (the "Maker") hereby promises to pay to __________________________________ (the
"Payee") having an address at _________________________________________ (or at such other location as the Payee may from time to time designate by notice in writing to the Maker), the principal amount of Two Hundred Fifty Thousand Dollars ($250,000.00) or so much thereof shall have been advanced by Payee to Maker, together with interest thereon from the date hereof at the rate of ten percent (10%) per annum until paid as follows:

     The outstanding principal and all unpaid accrued interest shall be due and payable on August 15, 1999.

     Payment hereunder shall be in such coin or currency of the United States of America as at the time shall be legal tender for the payment of public and private debts.

     This Note may be declared immediately due and payable by the Payee in the event of (i) the failure to pay when due any payment required under this Note, or (ii) an occurrence of an event of default under the Loan Agreement between Maker, Payee and certain other persons of even date herewith. All rights or remedies of the Payee provided herein and in the Loan Agreement shall be cumulative, and the exercise of any right or remedy shall not preclude the exercise of any other right or remedy. From and after maturity of any installment due hereunder, whether by acceleration or otherwise, the amount not paid when due hereunder shall, at Maker's option, bear interest at the rate of ten percent (10%) per annum.

     All payments required or permitted to be made under this Note or the Loan Agreement shall be made to the address specified in the first paragraph of this Note (or such other address as the Payee may from time to time designate by notice in writing to the Maker). Maker shall have fully satisfied its obligation with respect to any such payment by making payment in such manner. Maker shall not be responsible or incur any liability (including, without limitation, by way of any indemnification set forth in the Loan Documents) for any allocation or misallocation of such payment, or any portion thereof, as between any holders of this Note.

     This Note may be prepaid in whole or in part at any time without penalty or premium. All payments hereunder received shall be applied first to interest to the extent then accrued and then to principal.

     Maker agrees to pay the holder hereof an amount equal to actual attorneys' fees for the services of counsel employed to collect this Note, whether or not suit be brought, and whether incurred in connection with collection, trial, appeal or otherwise, and to indemnify and hold the holder harmless against liability for the payment of state intangible, documentary and recording taxes and other taxes (including interest and penalties, if any) which may be determined to be payable with respect to this transaction.

     In no event shall the amount of interest due or payable hereunder exceed the maximum rate of interest allowed by applicable law, and in the event any such payment is inadvertently paid by the Maker or inadvertently received by the holder, then such excess sum shall be credited as a payment of principal, unless the Maker shall notify the holder, in writing, that the Maker elects to have such excess sum returned to it forthwith. It is the express intent hereof that the Maker not pay and the holder not receive, directly or indirectly, in any manner whatsoever, interest in excess of that which may be lawfully paid by the Maker under applicable law.

     The remedies of the holder as provided herein and in any other documents governing or securing repayment hereof shall be cumulative and concurrent and may be pursued singly, successively or together at the sole discretion of the holder, and may be exercised as often as occasion therefor shall arise.

     No act of omission or commission of the holder, including specifically any failure to exercise any right, remedy or recourse, shall be effective unless set forth in a written document executed by the holder, and then only to the extent specifically recited therein. A waiver or release with reference to one event shall not be construed as continuing, as a bar to, or as a waiver or release of any subsequent right, remedy or recourse as to any subsequent event.

     The Maker hereby waives demand, presentment of payment, notice of nonpayment, protest, notice of protest and all other notice, filing of suit and diligence in collecting this Note, or in enforcing any of its rights under any guaranties securing the repayment hereof.

     Time is of the essence of this Note.

     This Note shall bind the Maker and its successors and assigns, and the benefits hereof shall inure to the Payee and its successors and assigns, and any holder hereof.

     This Note shall be construed and enforced in accordance with, and governed by, the laws of the State of Nevada, without regard to its conflict of laws principles. No delay on the part of the holder hereof in enforcing any rights with respect hereto shall operate as a waiver of such rights.

     This Note is issued subject to the following additional terms and conditions:

     1.  Optional Conversion.
         -------------------

          (a) If the Maker fails to pay the full amount of principal and accrued interest under this Note by the due date thereof, then until such time as this Note has been paid in full, Payee shall have the right at his option to convert, subject to the terms and provisions hereof, all or a portion of the outstanding principal and accrued interest payable under this Note into shares of Maker's Common Stock at the conversion price hereinafter provided.

          (b) To convert the balance of this Note, in whole or in part as provided herein at Payee's election, Payee shall surrender this Note to Maker prior to such time as this Note has been paid in full, accompanied by written notice (the "Conversion Notice") to Maker in form reasonably satisfactory to Maker. The Conversion Notice shall indicate the Payee's intention to convert, stating

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

the portion of the Note that is to be converted and the name and address of each person in whose name the shares of stock issuable upon such conversion are to be registered. In such event, this Note and the Conversion Notice shall be delivered to Maker during usual business hours at the Maker's principal executive office. Upon receipt of the shares of Common Stock to be issued upon such conversion, the Payee shall return this Note marked "canceled" to Maker.

          (c) As promptly as practical after the surrender and giving of notice to convert as herein provided, Maker shall deliver or cause to be delivered at its office or agency maintained for that purpose to or upon written order of Payee certificates representing the number of fully paid and nonassessable shares of Common Stock of Maker into which said Note is converted (which shares shall be free and clear of all liens) and, in the event of partial conversion, a new Note in an aggregate principal amount equal to the unconverted principal portion of said Note, dated as of the date of the Note and in all other respects identical to the Note converted.

          (d) The conversion price for each share of Common Stock issuable pursuant to the conversion of the Note shall be the closing price for Maker's Common Stock as quoted in the Wall Street Journal at the close of business on the day the Conversion Notice has been delivered to Maker (hereinafter called the "Conversion Price").

     2.  Reserved Shares.
         ---------------

          (a) Maker covenants and agrees that it shall reserve and shall at all times hereafter reserve and keep available out of its authorized but unissued Common Stock, solely for the purpose of issuing such shares upon the conversion of this Note, the full number of shares of Common Stock deliverable upon the conversion hereof. Maker covenants and agrees that the shares of its Common Stock delivered upon conversion of this Note shall, at the time of delivery of the certificates for such shares of Common Stock, be validly issued and fully paid and nonassessable shares of Common Stock. Maker further covenants and agrees that it will pay when due and payable any and all Federal and state original issue taxes which may be payable in respect of the issuance of this Note or any shares of Common Stock upon the conversion of this Note.

          (b) Each person in whose name any certificate for shares of Common Stock is issuable upon the conversion of this Note shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Note was duly surrendered and notice of conversion was given in accordance with the provisions of this Note; provided, however, that if the date of such surrender and notice is a date upon which the stock transfer books of Maker are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next business day on which the stock transfer books of the Maker are open.

     3.  Fractional Shares.  No fractional shares of Common Stock shall be
         -----------------
issuable upon conversion of this Note, but a payment in cash will be made in respect of any fraction of a share which would otherwise be issuable upon the surrender of this Note, or portion hereof, for conversion. Such payment shall be based on the closing price per share of the Common Stock at the time of conversion of this Note.

     IN WITNESS WHEREOF, this Note has been duly executed and delivered by the undersigned.

                                   AIRTRAN HOLDINGS, INC.


                                   By:_____________________________________

                                   Title:____________________________________

                                         (CORPORATE SEAL)

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